UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10053 and 811-10089

Name of Fund: BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 05/31/2010

Item 1 – Report to Stockholders

BlackRock Short-Term Bond Fund
OF BLACKROCK SHORT-TERM BOND SERIES, INC.

ANNUAL REPORT | MAY 31, 2010

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated —reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. As the period drew to a close, a significant multi-week correction drove stock prices lower, erasing year-to-date gains in many markets and pushing stocks into negative territory for the year in others. On a twelve-month basis, however, global equities remain in positive territory thanks to improving corporate revenues and profits and a generally positive macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

Regarding fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of May 31, 2010	6-month	12-month

US equities (S&P 500 Index)	0.40%	20.99%

Small cap US equities (Russell 2000 Index)	14.84	33.62

International equities (MSCI Europe, Australasia, Far East Index)	(11.09)	6.38

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.82	4.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.08	8.42

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.60	8.52

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.56	28.79

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2010	BlackRock Short-Term Bond Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund, through its investment in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, outperformed the benchmark BofA Merrill Lynch 1 – 3 Year Corporate and Government Index for the 12-month period ended May 31, 2010.

What factors influenced performance?

•

The Portfolio’s out-of-index exposures to non-agency residential mortgage-backed securities (RMBS) and short-dated asset-backed securities (ABS) were among the primary drivers of performance. The combination of continued accommodative monetary policy from the Federal Reserve and improved economic fundamentals kept market volatility low and demand for higher-yielding assets robust. In addition, the Fund benefited from an out-of-index allocation to short-dated, high-quality commercial mortgage-backed securities (CMBS) and an overweight in investment grade corporates, which continue to benefit from improving corporate earnings and increasing investor demand for yield. Lastly, the Fund benefited from tactically managing duration throughout the period.

•

The Portfolio’s positioning for a flatter yield curve detracted slightly from performance. This was particularly true during the first three quarters of the period, in which the yield curve traded with quite a bit of volatility and had a tendency to steepen. This trade reversed course during the last quarter of the period and the yield curve finally started to trade to flatter levels, thereby benefiting Fund performance.

Describe recent portfolio activity.

•

The Portfolio took advantage of the strength in the mortgage markets to reduce exposure to non-agency RMBS in favor of investment grade corporate credit, particularly among industrial and financial issuers.

In addition, the Portfolio added exposure to higher-beta corporate credit, as we believe the spread versus lower-beta credit will compress further. Lastly, given some of the headwinds currently impacting the markets (i.e., the European sovereign debt crisis, the gulf oil spill, pending financial reform), the Portfolio continues to hold a modest exposure to government-owned/government-related debt. The exposure to government assets shifted away from agency debentures and FDIC-guaranteed debt, both of which have traded to relatively expensive levels, and into non-US government-guaranteed securities and US Treasuries.

Describe portfolio positioning at period end.

•

At period end, the Portfolio held an underweight relative to the BofA Merrill Lynch 1 – 3 Year Corporate and Government Index in government-related sectors in favor of a diversified allocation across non-government spread sectors. This allocation includes investment grade corporate credit, CMBS, ABS and non-agency mortgage-backed securities, all of which stand to benefit from increased investor risk appetite and improving economic fundamentals. Within the government-related sector, the Portfolio holds underweights in US Treasuries and FDIC-guaranteed debt, and slight overweight positions in high-quality non-US government-guaranteed corporate, supranational and foreign agency debt. Duration positioning for the Portfolio at period end is neutral, with a yield curve flattening bias versus the benchmark based on our expectation of a prolonged economic recovery.

•

At period end, the Portfolio held a cash or cash reserve position slightly above 5%. Cash holdings are used by the Portfolio to manage liquidity needs, and over the course of the 12-month period they had a negligible effect on overall Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administrative fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests in bonds of varying maturities that permit it to maintain a portfolio duration of one to three years.

[3]	This unmanaged index is comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one year to three years.

Performance Summary for the Period Ended May 31, 2010

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.86%	2.96%	11.01%	N/A	3.40%	N/A	3.96%	N/A
Investor A	2.47	2.80	10.81	7.48%	3.12	2.50%	3.68	3.37%
Investor B	1.91	2.36	9.96	5.96	2.41	2.05	2.98	2.98
Investor C	1.76	2.42	9.98	8.98	2.26	2.26	2.87	2.87
Investor C1	1.92	2.47	9.96	8.96	2.42	2.42	2.98	2.98
Class R	2.27	2.63	10.40	N/A	2.75	N/A	3.45	N/A
BofA Merrill Lynch 1 – 3 Year Corporate and Government Index	—	0.84	3.52	N/A	4.42	N/A	4.76	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee). Effective July 12, 2010, Investor A Shares incur a maximum initial sales charge (front-end load) of 2.25%.

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

The performance results for Investor A, Investor B, Investor C1 and Institutional Shares depicted on the previous page are those of BlackRock Short-Term Bond Fund and, prior to October 6, 2000 (commencement of operations), share performance results are those of Institutional Shares of a predecessor fund (which have no distribution or service fees) restated to reflect each share class’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees, and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on December 1, 2009 and held through May 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual					Hypothetical[3]

		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense

	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During the Period[1]	Ending Account Value May 31, 2010	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During the Period[1]	Ending Account Value May 31, 2010	Expenses Paid During the Period[2]

Institutional	$1,000	$1,029.60	$5.06	$1,029.60	$3.80	$1,000	$1,019.91	$5.04	$1,021.16	$3.78
Investor A	$1,000	$1,028.00	$6.57	$1,028.00	$5.36	$1,000	$1,018.42	$6.54	$1,019.61	$5.34
Investor B	$1,000	$1,023.60	$10.04	$1,023.60	$8.68	$1,000	$1,014.98	$10.00	$1,016.32	$8.65
Investor C	$1,000	$1,024.20	$10.40	$1,024.20	$9.18	$1,000	$1,014.63	$10.35	$1,015.82	$9.15
Investor C1	$1,000	$1,024.70	$9.99	$1,024.70	$8.68	$1,000	$1,015.03	$9.95	$1,016.32	$8.65
Class R	$1,000	$1,026.30	$8.39	$1,026.30	$7.07	$1,000	$1,016.62	$8.35	$1,017.92	$7.04

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Institutional, 1.30% for Investor A, 1.99% for Investor B, 2.06% for Investor C, 1.98% for Investor C1 and 1.66% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a Portfolio, the expense table example reflects the expenses of both the Fund and the Portfolio in which it invests.

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.06% for Investor A, 1.72% for Investor B, 1.82% for Investor C, 1.72% for Investor C1 and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a Portfolio, the expense table example reflects the expenses of both the Fund and the Portfolio in which it invests.

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	7

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may utilize leverage through entering into the Term Asset-Backed Securities Loan Facility Program, reverse repurchase agreements and/or dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater change in the Portfolio’s NAV and dividend rate than a comparable Portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Statement of Assets and Liabilities	BlackRock Short-Term Bond Fund

May 31, 2010

Assets

Investments at value — Short-Term Bond Master Portfolio (the “Portfolio”) (cost — $640,477,875)	$644,330,674
Capital shares sold receivable	2,186,229
Prepaid expenses	12,610

Total assets	646,529,513

Liabilities

Contributions payable to the Portfolio	1,464,544
Income dividends payable	1,385,918
Capital shares redeemed payable	721,685
Service and distribution fees payable	208,530
Administration fees payable	134,624
Other affiliates payable	11,069
Officer’s fees payable	124
Other accrued expenses payable	212,315

Total liabilities	4,138,809

Net Assets	$642,390,704

Net Assets Consist of

Paid-in capital	$683,767,707
Undistributed net investment income	5,301,561
Accumulated net realized loss allocated from the Portfolio	(50,531,363)
Net unrealized appreciation/depreciation allocated from the Portfolio	3,852,799

Net Assets	$642,390,704

Net Asset Value

Institutional — Based on net assets of $132,794,712 and 13,507,414 shares outstanding, 100 million shares authorized, $0.01 par value	$9.83

Investor A — Based on net assets of $329,435,971 and 33,527,916 shares outstanding, 100 million shares authorized, $0.01 par value	$9.83

Investor B — Based on net assets of $22,675,972 and 2,312,858 shares outstanding, 200 million shares authorized, $0.01 par value	$9.80

Investor C — Based on net assets of $95,908,392 and 9,779,944 shares outstanding, 100 million shares authorized, $0.01 par value	$9.81

Investor C1 — Based on net assets of $55,253,641 and 5,637,004 shares outstanding, 100 million shares authorized, $0.01 par value	$9.80

Class R — Based on net assets of $6,322,016 and 644,540 shares outstanding, 200 million shares authorized, $0.01 par value	$9.81

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	9

Statement of Operations	BlackRock Short-Term Bond Fund

Year Ended May 31, 2010

Investment Income

Net investment income allocated from the Portfolio:
Interest	$26,146,211
Income — affiliated	343,956
Expenses	(2,830,880)

Total income	23,659,287

Expenses

Administration	1,477,427
Service — Investor A	746,134
Service and distribution — Investor B	223,092
Service and distribution — Investor C	783,625
Service and distribution — Investor C1	530,790
Service and distribution — Class R	30,608
Transfer agent — Institutional	193,005
Transfer agent — Investor A	602,159
Transfer agent — Investor B	58,305
Transfer agent — Investor C	170,261
Transfer agent — Investor C1	137,893
Transfer agent — Class R	20,508
Printing	126,047
Registration	97,073
Professional	45,154
Officer	754
Miscellaneous	21,844

Total expenses	5,264,679

Net investment income	18,394,608

Realized and Unrealized Gain (Loss) Allocated from the Portfolio

Net realized loss from investments, financial futures contracts, swaps, options written and foreign currency transactions	(4,712,717)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, TALF loans, swaps, options written and foreign currency transactions	44,225,312

Total realized and unrealized gain	39,512,595

Net Increase in Net Assets Resulting from Operations	$57,907,203

See Notes to Financial Statements.

10	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Statements of Changes in Net Assets	BlackRock Short-Term Bond Fund

	Year Ended May 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$18,394,608	$21,485,107
Net realized loss	(4,712,717)	(20,153,122)
Net change in unrealized appreciation/depreciation	44,225,312	(25,843,561)

Net increase (decrease) in net assets resulting from operations	57,907,203	(24,511,576)

Dividends to Shareholders From

Net investment income:
Institutional	(4,356,361)	(5,699,597)
Investor A	(9,563,444)	(10,278,983)
Investor B	(629,289)	(856,327)
Investor C	(1,903,149)	(1,572,395)
Investor C1	(1,497,821)	(2,202,730)
Class R	(174,010)	(235,034)

Decrease in net assets resulting from dividends to shareholders	(18,124,074)	(20,845,066)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	70,715,469	(105,143,186)

Net Assets

Total increase (decrease) in net assets	110,498,598	(150,499,828)
Beginning of year	531,892,106	682,391,934

End of year	$642,390,704	$531,892,106

Undistributed net investment income	$5,301,561	$2,412,958

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	11

Financial Highlights	BlackRock Short-Term Bond Fund

	Institutional

			Period July 1, 2007 to May 31, 2008
	Year Ended May 31,
				Year Ended June 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.17	$9.82	$9.97	$9.94	$10.10	$10.16

Net investment income[1]	0.34	0.38	0.40	0.42	0.36	0.30
Net realized and unrealized gain (loss)	0.66	(0.66)	(0.17)	0.03	(0.15)	(0.06)

Net increase (decrease) from investment operations	1.00	(0.28)	0.23	0.45	0.21	0.24

Dividends from net investment income	(0.34)	(0.37)	(0.38)	(0.42)	(0.37)	(0.30)

Net asset value, end of period	$9.83	$9.17	$9.82	$9.97	$9.94	$10.10

Total Investment Return[2]

Based on net asset value	11.01%	(2.77)%	2.36%[3]	4.59%	2.11%	2.39%

Ratios to Average Net Assets[4]

Total expenses	0.93%	0.76%	0.72%[5]	0.72%	0.67%	0.69%

Net investment income	3.55%	4.10%	4.40%[5]	4.16%	3.61%	2.93%

Supplemental Data

Net assets, end of period (000)	$132,795	$116,432	$184,616	$200,542	$203,377	$208,777

Portfolio turnover	130%[6]	143%[7]	230%[8]	108%	80%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

12	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor A

	Year Ended May 31,		Period July 1, 2007 to May 31, 2008
				Year Ended June 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.16	$9.82	$9.96	$9.94	$10.10	$10.16

Net investment income[1]	0.31	0.35	0.38	0.39	0.34	0.27
Net realized and unrealized gain (loss)	0.67	(0.67)	(0.17)	0.02	(0.16)	(0.05)

Net increase (decrease) from investment operations	0.98	(0.32)	0.21	0.41	0.18	0.22

Dividends from net investment income	(0.31)	(0.34)	(0.35)	(0.39)	(0.34)	(0.28)

Net asset value, end of period	$9.83	$9.16	$9.82	$9.96	$9.94	$10.10

Total Investment Return[2]

Based on net asset value	10.81%	(3.17)%	2.16%[3]	4.20%	1.84%	2.14%

Ratios to Average Net Assets[4]

Total expenses	1.23%	1.07%	1.04%[5]	1.00%	0.91%	0.93%

Net investment income	3.25%	3.83%	4.09%[5]	3.88%	3.37%	2.69%

Supplemental Data

Net assets, end of period (000)	$329,436	$260,594	$320,418	$286,396	$267,411	$235,886

Portfolio turnover	130%[6]	143%[7]	230%[8]	108%	80%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	13

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor B

			Period July 1, 2007 to May 31, 2008
	Year Ended May 31,			Year Ended June 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.79	$9.94	$9.91	$10.08	$10.14

Net investment income[1]	0.25	0.29	0.31	0.32	0.27	0.20
Net realized and unrealized gain (loss)	0.65	(0.66)	(0.17)	0.02	(0.16)	(0.05)

Net increase (decrease) from investment operations	0.90	(0.37)	0.14	0.34	0.11	0.15

Dividends from net investment income	(0.24)	(0.28)	(0.29)	(0.31)	(0.28)	(0.21)

Net asset value, end of period	$9.80	$9.14	$9.79	$9.94	$9.91	$10.08

Total Investment Return[2]

Based on net asset value	9.96%	(3.75)%	1.43%[3]	3.61%	1.07%	1.46%

Ratios to Average Net Assets[4]

Total expenses	1.91%	1.76%	1.70%[5]	1.67%	1.59%	1.61%

Net investment income	2.58%	3.13%	3.40%[5]	3.21%	2.67%	2.00%

Supplemental Data

Net assets, end of period (000)	$22,676	$25,694	$33,301	$42,358	$60,519	$97,090

Portfolio turnover	130%[6]	143%[7]	230%[8]	108%	80%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

14	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C

			Period July 1, 2007 to May 31, 2008	Period October 2, 2006[1] to June 30, 2007
	Year Ended May 31,

	2010	2009

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.80	$9.94	$10.01

Net investment income[2]	0.24	0.28	0.29	0.19
Net realized and unrealized gain (loss)	0.67	(0.67)	(0.17)	(0.03)

Net increase (decrease) from investment operations	0.91	(0.39)	0.12	0.16

Dividends from net investment income	(0.24)	(0.27)	(0.26)	(0.23)

Net asset value, end of period	$9.81	$9.14	$9.80	$9.94

Total Investment Return[3]

Based on net asset value	9.98%	(3.98)%	1.21%[4]	1.57%[4]

Ratios to Average Net Assets[5]

Total expenses	2.00%	1.88%	2.04%[6]	2.09%[6]

Net investment income	2.48%	3.06%	3.14%[6]	2.81%[6]

Supplemental Data

Net assets, end of period (000)	$95,908	$61,697	$47,140	$23,886

Portfolio turnover	130%[7]	143%[8]	230%[9]	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[9]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	15

Financial Highlights (continued)	BlackRock Short-Term Bond Fund

	Investor C1

			Period July 1, 2007 to May 31, 2008
	Year Ended May 31,			Year Ended June 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.79	$9.94	$9.91	$10.07	$10.13

Net investment income[1]	0.25	0.29	0.31	0.32	0.27	0.20
Net realized and unrealized gain (loss)	0.65	(0.66)	(0.17)	0.04	(0.15)	(0.05)

Net increase (decrease) from investment operations	0.90	(0.37)	0.14	0.36	0.12	0.15

Dividends from net investment income	(0.24)	(0.28)	(0.29)	(0.33)	(0.28)	(0.21)

Net asset value, end of period	$9.80	$9.14	$9.79	$9.94	$9.91	$10.07

Total Investment Return[2]

Based on net asset value	9.96%	(3.73)%	1.46%[3]	3.62%	1.17%	1.46%

Ratios to Average Net Assets[4]

Total expenses	1.91%	1.73%	1.68%[5]	1.66%	1.59%	1.60%

Net investment income	2.58%	3.14%	3.43%[5]	3.24%	2.68%	2.01%

Supplemental Data

Net assets, end of period (000)	$55,254	$61,323	$89,055	$111,844	$142,083	$179,290

Portfolio turnover	130%[6]	143%[7]	230%[8]	108%	80%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

16	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Financial Highlights (concluded)	BlackRock Short-Term Bond Fund

	Class R

	Year Ended May 31,		Period July 1, 2007 to May 31, 2008
				Year Ended June 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.14	$9.80	$9.94	$9.92	$10.08	$10.14

Net investment income[1]	0.28	0.31	0.34	0.36	0.32	0.18
Net realized and unrealized gain (loss)	0.66	(0.67)	(0.16)	0.02	(0.16)	0.01

Net increase (decrease) from investment operations	0.94	(0.36)	0.18	0.38	0.16	0.19

Dividends from net investment income	(0.27)	(0.30)	(0.32)	(0.36)	(0.32)	(0.25)

Net asset value, end of period	$9.81	$9.14	$9.80	$9.94	$9.92	$10.08

Total Investment Return[2]

Based on net asset value	10.40%	(3.61)%	1.80%[3]	3.91%	1.58%	1.88%

Ratios to Average Net Assets[4]

Total expenses	1.61%	1.50%	1.41%[5]	1.30%	1.17%	1.19%

Net investment income	2.88%	3.40%	3.70%[5]	3.59%	3.15%	2.46%

Supplemental Data

Net assets, end of period (000)	$6,322	$6,152	$7,861	$8,882	$4,350	$4,477

Portfolio turnover	130%[6]	143%[7]	230%[8]	108%	80%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[8]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	17

Notes to Financial Statements	BlackRock Short-Term Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Bond Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Short-Term Bond Master Portfolio (the “Portfolio”) of Short-Term Bond Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 2010 was 100%. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2010, the Fund’s investment in the Portfolio was classified as Level 2. More relevant disclosure regarding fair value measurements relating to the Portfolio, which is disclosed in the Portfolio’s Schedule of Investments, is included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

18	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended June 30, 2007, the period July 1, 2007 to May 31, 2008, the year ended May 31, 2009 and the year ended May 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Bond Fund, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an Advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C, Investor C1 and Class R shareholders.

For the year ended May 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $26,862. For the year ended May 31, 2010, affiliates received contingent deferred sales charges relating to transactions in Investor B, Investor C and Investor C1 Shares as follows:

Investor B	$11,141
Investor C	$26,005
Investor C1	$1,791

Furthermore, affiliates received contingent deferred sale charges of $16,539 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Subsequent to May 31, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	19

Notes to Financial Statements (continued)	BlackRock Short-Term Bond Fund

shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$1,657
Investor A	$3,853
Investor B	$595
Investor C	$1,532
Investor C1	$1,091
Class R	$71

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of May 31, 2010 attributable to accounting for swap agreements, amortization methods on fixed income securities and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$2,618,069
Accumulated net realized loss allocated from the Portfolio	$(2,618,069)

The tax character of distributions paid during the fiscal years ended May 31, 2010 and May 31, 2009 was as follows:

	5/31/10	5/31/09

Ordinary income	$18,124,074	$20,845,066

Total	$18,124,074	$20,845,066

As of May 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$6,070,015
Capital loss carryforwards	(48,483,163)
Net unrealized gains*	1,036,145

Total	$(41,377,003)

*

The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the realization of unrealized gains/losses on certain futures, options, and foreign currency contracts, the deferral of post-October capital losses for tax purposes and the accounting for swap agreements.

As of May 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires May 31,

2011	$971,617
2012	1,630,307
2013	6,250,370
2014	2,851,962
2015	4,506,787
2016	3,529,920
2017	1,475,016
2018	27,267,184

Total	$48,483,163

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2010		Year Ended May 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	3,918,497	$37,960,333	2,267,567	$20,839,724
Shares issued to shareholders in reinvestment of dividends	402,078	3,884,298	566,661	5,219,810

Total issued	4,320,575	41,844,631	2,834,228	26,059,534
Shares redeemed	(3,516,972)	(33,950,512)	(8,927,682)	(82,575,977)

Net increase (decrease)	803,603	$7,894,119	(6,093,454)	$(56,516,443)

20	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Notes to Financial Statements (concluded)	BlackRock Short-Term Bond Fund

	Year Ended May 31, 2010		Year Ended May 31, 2009

	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	11,912,864	$114,774,029	7,327,144	$67,182,648
Shares issued to shareholders in reinvestment of dividends	925,545	8,943,677	1,047,387	9,602,235

Total issued	12,838,409	123,717,706	8,374,531	76,784,883
Shares redeemed	(7,758,631)	(74,798,659)	(12,568,804)	(114,968,710)

Net increase (decrease)	5,079,778	$48,919,047	(4,194,273)	$(38,183,827)

Investor B

Shares sold	251,696	$2,413,687	605,281	$5,549,019
Shares issued to shareholders in reinvestment of dividends	47,081	453,091	66,060	603,880

Total issued	298,777	2,866,778	671,341	6,152,899
Shares redeemed and automatic conversion of shares	(797,051)	(7,655,607)	(1,260,173)	(11,586,959)

Net decrease	(498,274)	$(4,788,829)	(588,832)	$(5,434,060)

Investor C

Shares sold	5,636,349	$54,357,457	5,543,133	$50,962,545
Shares issued to shareholders in reinvestment of dividends	162,332	1,565,775	146,536	1,334,276

Total issued	5,798,681	55,923,232	5,689,669	52,296,821
Shares redeemed	(2,767,224)	(26,673,958)	(3,753,194)	(34,319,892)

Net increase	3,031,457	$29,249,274	1,936,475	$17,976,929

Investor C1

Shares sold	96,099	$925,350	144,623	$1,337,945
Shares issued to shareholders in reinvestment of dividends	118,987	1,144,490	184,431	1,688,155

Total issued	215,086	2,069,840	329,054	3,026,100
Shares redeemed	(1,288,988)	(12,359,374)	(2,712,880)	(24,882,120)

Net decrease	(1,073,902)	$(10,289,534)	(2,383,826)	$(21,856,020)

Class R

Shares sold	285,827	$2,749,722	373,123	$3,424,022
Shares issued to shareholders in reinvestment of dividends	18,036	173,686	25,699	235,034

Total issued	303,863	2,923,408	398,822	3,659,056
Shares redeemed	(332,123)	(3,192,016)	(528,259)	(4,788,821)

Net decrease	(28,260)	$(268,608)	(129,437)	$(1,129,765)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	21

Report of Independent Registered Public Accounting Firm	BlackRock Short-Term Bond Fund

To the Shareholders and Board of Directors of BlackRock Short-Term Bond Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Short-Term Bond Series, Inc. (the “Fund”), comprising BlackRock Short-Term Bond Fund, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc., as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 28, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. during the fiscal year ended May 31, 2010:

Federal obligation interest		2.10	%*

Interest-Related Dividends for Non-U.S. Residents

Month(s) Paid:	June 2009	77.31	%**
	July 2009	82.57	%**
	August 2009 – December 2009	86.57	%**
	January 2010 – May 2010	70.66	%**

*

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

22	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Portfolio Information	Short-Term Bond Master Portfolio

As of May 31, 2010

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	42%
Non-Agency Mortgage-Backed Securities	19
Asset-Backed Securities	18
U.S. Government Sponsored Agency Securities	9
U.S. Treasury Obligations	8
Foreign Agency Obligations	3
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	56%
AA/Aa	10
A	12
BBB/Baa	17
BB/Ba	3
B	1
CCC/Caa	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	23

Schedule of Investments May 31, 2010	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

AEP Texas Central Transition Funding, Series 2006-A, Class A2, 4.98%, 7/01/15	USD	6,034	$6,364,052
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.42%, 1/25/37 (a)		298	293,222
AmeriCredit Automobile Receivables Trust (a):
Series 2007-AX, Class A4, 0.39%, 10/06/13		3,161	3,117,075
Series 2008-2, Class A2, 4.35%, 8/06/12		1,412	1,429,246
Ameriquest Mortgage Securities, Inc., Series 2004-FR1, Class A5, 4.46%, 5/25/34 (a)		3,745	3,658,438
Bank of America Auto Trust (b):
Series 2009-2A, Class A3, 2.13%, 9/15/13		4,060	4,106,576
Series 2010-1A, Class A2, 0.75%, 6/15/12		4,560	4,554,882
Bear Stearns Asset Backed Securities Trust (a):
Series 2006-3, Class A1, 0.49%, 8/25/36		221	209,783
Series 2007-HE3, Class 1A1, 0.46%, 4/25/37		1,278	1,198,441
Capital One Auto Finance Trust, Class A4 (a):
Series 2006-C, 0.03%, 5/15/13		4,394	4,363,860
Series 2007-A, 0.02%, 11/15/13		703	696,996
Series 2007-B, 0.03%, 4/15/14		2,960	2,938,035
CarMax Auto Owner Trust, Series 2008-2, Class A3B, 1.63%, 10/15/12 (a)		1,665	1,681,383
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16		2,140	2,180,441
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		1,432	1,344,743
Series 2006-20, Class 2A1, 0.39%, 4/25/47 (a)		183	180,764
Series 2006-22, Class 2A1, 0.39%, 5/25/47 (a)		161	156,046
Series 2007-12, Class 2A1, 0.69%, 8/25/47 (a)		184	167,892
DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		6,025	6,277,330
Ford Credit Auto Owner Trust:
Series 2006-B, Class D, 7.12%, 2/15/13 (b)		2,090	2,170,010
Series 2009-A, Class A3B, 2.84%, 5/15/13 (a)		10,355	10,574,642
Series 2009-D, Class A2, 1.21%, 1/15/12		2,195	2,197,409
Series 2009-D, Class A3, 2.17%, 10/15/13		5,825	5,892,890
Series 2009-D, Class A4, 2.98%, 8/15/14		2,900	2,986,990
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A, 0.25%, 6/15/13 (a)		3,140	3,090,545
GCO Slims Trust, Series 2006-1A, Class Note, 5.72%, 3/01/22 (b)		3,150	2,520,295
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A, 4.25%, 1/15/22		1,240	1,243,100
GSAMP Trust, Series 2005-AHL, Class A3, 0.68%, 4/25/35 (a)		287	283,797
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	4,173	5,209,810
MBNA Credit Card Master Note Trust, Series 2004-A9, Class A9, 0.52%, 2/20/14 (a)	USD	1,555	1,862,603
Morgan Stanley Resecuritization Trust, Series 2010-F, Class A, 0.51%, 6/17/13 (a)(b)		2,340	2,312,201
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 2/15/13		4,470	4,570,356

Asset-Backed Securities		Par (000)	Value

Ocwen Advance Receivables Backed Notes, Series 2010-1A, Class Note, 3.59%, 9/15/23 (b)	USD	2,100	$2,111,550
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A4, 4.37%, 6/25/14		3,520	3,655,057
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ3, Class A6, 3.40%, 3/25/33 (c)		6,429	6,062,378
Series 2007-RS2, Class A1, 0.46%, 5/25/37 (a)		1,323	1,244,641
Series 2007-RZ1, Class A1, 0.41%, 2/25/37 (a)		114	111,095
Residential Asset Securities Corp., Series 2005-KS12, Class A2, 0.59%, 1/25/36 (a)		2,055	1,935,194
SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (a)		825	775,701
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.43%, 4/25/17		1,241	1,238,280
Series 2002-4, Class A4, 0.40%, 3/15/17		2,326	2,321,854
Series 2005-8, Class A2, 0.41%, 7/25/22		4,340	4,330,141
Series 2008-5, Class A2, 1.42%, 10/25/16		12,775	12,972,712
Series 2008-5, Class A3, 1.62%, 1/25/18		9,400	9,730,090
Soundview Home Equity Loan Trust (a):
Series 2003-2, Class A2, 0.99%, 11/25/33		4,438	3,989,875
Series 2007-OPT3, Class 2A1, 0.40%, 8/25/37		865	843,741
Turquoise Card Backed Securities Plc, Series 2007-1, Class A, 0.27%, 6/15/12 (a)		3,100	3,097,917
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.43%, 4/25/37 (a)		1,778	1,701,319

Total Asset-Backed Securities — 22.7%			145,955,398

Corporate Bonds

Aerospace & Defense — 1.2%
BAE Systems Holdings, Inc. (b):
4.75%, 8/15/10		3,200	3,222,259
6.40%, 12/15/11		1,170	1,244,891
Northrop Grumman Corp., 7.13%, 2/15/11		3,075	3,199,522

			7,666,672

Airlines — 1.4%
American Airlines, Inc.:
10.50%, 10/15/12 (b)		1,805	1,852,381
Series 2003-1, 3.86%, 1/09/12		407	406,148
Continental Airlines 2000-1, Class B Pass Through Trust, 8.39%, 5/01/22		641	608,953
Delta Air Lines, Inc.:
Series 02G1, 6.72%, 7/02/24		1,367	1,278,280
Series 02G2, 6.42%, 1/02/14		2,475	2,481,187
United Air Lines, Inc., 12.75%, 7/15/12		2,095	2,225,938

			8,852,887

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
LIBOR	London InterBank Offered Rate
MBS	Mortgage-Backed Securities
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

24	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Beverages — 1.8%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	USD	5,260	$5,389,422
2.50%, 3/26/13 (b)		3,745	3,752,970
PepsiAmericas, Inc., 4.38%, 2/15/14		2,525	2,719,445

			11,861,837

Capital Markets — 5.4%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,630	1,618,777
Credit Suisse:
5.50%, 5/01/14		1,825	1,969,035
3.50%, 3/23/15		1,600	1,598,851
(USA), 6.13%, 11/15/11		525	556,854
FIH Erhvervsbank A/S (b):
2.45%, 8/17/12		1,030	1,053,194
1.75%, 12/06/12		3,855	3,862,048
Goldman Sachs Group LP, 5.00%, 10/01/14		1,922	1,953,686
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12		1,800	1,809,556
4.75%, 7/15/13		3,465	3,525,963
6.00%, 5/01/14		1,600	1,688,130
Macquarie Bank Ltd., 4.10%, 12/17/13 (b)(d)		7,595	8,069,763
Morgan Stanley:
2.93%, 5/14/13 (a)		4,000	3,992,760
6.00%, 5/13/14		1,210	1,254,270
6.00%, 4/28/15		1,600	1,649,962

			34,602,849

Commercial Banks — 7.1%
Australia & New Zealand Banking Group Ltd., 0.54%, 6/18/12 (a)(b)(d)		3,470	3,471,728
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.60%, 1/22/13 (b)		1,090	1,107,767
Barclays Bank Plc, 5.45%, 9/12/12		1,197	1,265,108
Dexia Credit Local (b):
2.38%, 9/23/11		4,085	4,149,302
2.00%, 3/05/13 (d)		8,395	8,339,593
Eksportfinans ASA, 5.00%, 2/14/12		5,350	5,665,393
North Fork Bancorp., Inc., 5.88%, 8/15/12		2,031	2,145,412
Regions Financial Corp., 4.88%, 4/26/13		3,235	3,225,557
Royal Bank of Scotland Group Plc, 0.82%, 4/08/11 (a)(b)(d)		8,300	8,309,080
Standard Chartered Plc, 3.85%, 4/27/15 (b)		3,140	3,065,054
Svenska Handelsbanken AB (b):
2.88%, 9/14/12		250	253,679
4.88%, 6/10/14		985	1,042,336
U.S. Bank NA, 6.38%, 8/01/11		3,435	3,631,290

			45,671,299

Consumer Finance — 1.1%
American Express Bank FSB, 5.50%, 4/16/13		875	944,604
Capital One Financial Corp.:
5.70%, 9/15/11		3,145	3,279,427
6.25%, 11/15/13		970	1,063,251
MBNA America European Structured Offerings No. 7, 5.45%, 4/19/11	EUR	1,540	1,937,079

			7,224,361

Corporate Bonds		Par (000)	Value

Containers & Packaging — 0.3%
Temple-Inland, Inc.:
7.88%, 5/01/12	USD	845	$906,566
6.63%, 1/15/16		730	755,088

			1,661,654

Diversified Financial Services — 5.5%
Bank of America Corp.:
4.88%, 9/15/12		2,255	2,343,238
4.50%, 4/01/15		3,143	3,123,963
Citibank Credit Card Issuance Trust, 5.38%, 4/11/11	EUR	3,525	4,434,462
Citigroup, Inc., 0.38%, 3/07/14 (a)	USD	2,000	1,832,948
FCE Bank Plc:
7.88%, 2/15/11	GBP	2,400	3,496,797
7.13%, 1/16/12	EUR	2,300	2,808,320
GMAC, Inc., 8.30%, 2/12/15 (b)	USD	1,125	1,129,219
General Electric Capital Corp., 0.47%, 11/01/12 (a)		6,350	6,189,104
JPMorgan Chase & Co.:
5.60%, 6/01/11 (e)		3,750	3,894,435
4.75%, 5/01/13		3,000	3,185,700
LeasePlan Corp. NV, 3.00%, 5/07/12 (b)(d)		2,725	2,820,350

			35,258,536

Diversified Telecommunication Services — 1.9%
New Communications Holdings, Inc., 8.25%, 4/15/17 (b)		780	772,200
Qwest Corp.:
8.88%, 3/15/12		935	999,281
3.51%, 6/15/13 (a)		250	245,625
Royal KPN NV, 8.00%, 10/01/10		1,100	1,124,824
TELUS Corp., 8.00%, 6/01/11		641	683,289
Telefonica Emisiones SAU, 5.98%, 6/20/11		3,165	3,303,121
Verizon Global Funding Corp., 7.25%, 12/01/10 (e)		5,277	5,440,144

			12,568,484

Education — 0.1%
Leland Stanford Junior University, 3.63%, 5/01/14		950	997,937

Electric Utilities — 0.4%
FPL Group Capital, Inc., 5.63%, 9/01/11		1,040	1,091,888
Florida Power Corp., 6.65%, 7/15/11		1,325	1,400,880

			2,492,768

Electronic Equipment, Instruments & Components — 0.4%
Agilent Technologies, Inc.:
4.45%, 9/14/12		1,683	1,751,378
5.50%, 9/14/15		705	762,827

			2,514,205

Food & Staples Retailing — 0.6%
CVS Caremark Corp.:
0.55%, 6/01/10 (a)		600	600,000
5.75%, 8/15/11		3,370	3,539,619

			4,139,619

Food Products — 0.8%
Kraft Foods, Inc.:
5.63%, 8/11/10		1,115	1,125,115
5.63%, 11/01/11		2,000	2,113,806
6.00%, 2/11/13		1,500	1,655,453

			4,894,374

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	25

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Equipment & Supplies — 1.1%
CareFusion Corp., 4.13%, 8/01/12	USD	3,925	$4,091,899
Covidien International Finance SA, 5.45%, 10/15/12		2,545	2,787,884

			6,879,783

Insurance — 3.4%
Allstate Corp., 6.20%, 5/16/14 (c)(d)		1,700	1,912,391
Allstate Financial Global Funding, 6.50%, 6/14/11 (b)		595	618,667
Metropolitan Life Global Funding I (b):
2.44%, 6/10/11 (a)		3,600	3,650,987
2.88%, 9/17/12		1,050	1,072,986
5.13%, 4/10/13		3,715	4,006,932
PRICOA Global Funding I, 5.63%, 5/24/11 (b)		3,370	3,438,013
Prudential Financial, Inc., 2.75%, 1/14/13		1,925	1,928,375
Suncorp-Metway Ltd., 0.63%, 12/17/10 (a)(b)(d)		5,305	5,310,899

			21,939,250

Leisure Equipment & Products — 0.4%
Brunswick Corp., 11.25%, 11/01/16 (b)		2,500	2,800,000

Life Sciences Tools & Services — 0.6%
Life Technologies Corp., 3.38%, 3/01/13		3,640	3,695,648

Machinery — 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14		2,045	2,511,571

Media — 2.0%
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		323	327,038
Series B, 9.25%, 12/15/17		1,294	1,316,645
Comcast Cable Communications LLC, 6.75%, 1/30/11		3,225	3,339,136
Cox Communications, Inc., 7.75%, 11/01/10		1,345	1,379,729
News America, Inc., 6.75%, 1/09/38		1,220	1,312,502
Rainbow National Services LLC, 8.75%, 9/01/12 (b)		1,240	1,252,400
Time Warner Cable, Inc., 6.20%, 7/01/13		3,600	3,998,696

			12,926,146

Metals & Mining — 1.6%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/01/15		3,185	3,423,875
8.38%, 4/01/17		431	468,712
Rio Tinto Finance USA Ltd., 8.95%, 5/01/14		2,910	3,495,946
Steel Dynamics, Inc., 7.38%, 11/01/12		1,420	1,451,950
Teck Resources Ltd., 10.75%, 5/15/19		1,175	1,415,875

			10,256,358

Multi-Utilities — 1.9%
CenterPoint Energy, Inc., 6.85%, 6/01/15		1,605	1,805,132
CenterPoint Energy Transition Bond Co. LLC, Series A-2, 4.97%, 8/01/14		4,382	4,576,212
Cincinnati Gas & Electric Co., 5.70%, 9/15/12		3,010	3,260,149
Energy East Corp., 6.75%, 6/15/12		2,650	2,865,912

			12,507,405

Multiline Retail — 0.5%
Dollar General Corp., 10.63%, 7/15/15		3,210	3,498,900

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16	USD	1,570	$1,672,363
Cenovus Energy, Inc., 4.50%, 9/15/14 (b)		3,290	3,471,115
Enterprise Products Operating LLC:
7.50%, 2/01/11		1,845	1,909,315
4.60%, 8/01/12		2,425	2,535,536
Series B, 6.38%, 2/01/13		1,700	1,850,380
MidAmerican Energy Holdings Co., 5.88%, 10/01/12		1,165	1,271,069
MidAmerican Funding LLC, 6.75%, 3/01/11		1,315	1,371,044
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (b)		2,310	2,493,513
Southeast Supply Header LLC, 4.85%, 8/15/14 (b)		2,165	2,250,658
XTO Energy, Inc., 5.00%, 8/01/10		2,180	2,194,451

			21,019,444

Paper & Forest Products — 0.8%
Georgia-Pacific Corp., 8.13%, 5/15/11		1,660	1,724,325
Weyerhaeuser Co., 6.75%, 3/15/12		3,565	3,775,845

			5,500,170

Real Estate Investment Trusts (REITs) — 0.6%
AvalonBay Communities, Inc., 6.13%, 11/01/12		282	306,329
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,447,659
WEA Finance LLC, 5.75%, 9/02/15 (b)		860	923,552
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (b)		1,255	1,321,626

			3,999,166

Road & Rail — 1.7%
Burlington Northern Santa Fe Corp.:
6.75%, 7/15/11		1,425	1,508,847
7.00%, 2/01/14		840	968,854
CSX Corp.:
6.75%, 3/15/11		4,935	5,133,515
5.50%, 8/01/13		1,108	1,204,587
Union Pacific Corp., 6.13%, 1/15/12		1,960	2,107,316

			10,923,119

Semiconductors & Semiconductor Equipment — 0.7%
National Semiconductor Corp.:
6.15%, 6/15/12		3,530	3,779,694
3.95%, 4/15/15		1,060	1,063,675

			4,843,369

Thrifts & Mortgage Finance — 0.3%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)		1,780	1,804,028

Tobacco — 0.4%
Altria Group, Inc., 7.75%, 2/06/14		2,060	2,361,934

Wireless Telecommunication Services — 3.1%
Cellco Partnership:
3.75%, 5/20/11		7,575	7,760,936
5.25%, 2/01/12		5,665	6,011,251
Crown Castle Towers LLC, 4.52%, 1/15/15 (b)		2,860	2,952,841
Rogers Cable, Inc.:
7.88%, 5/01/12		710	788,393
6.25%, 6/15/13		1,000	1,108,198
SBA Tower Trust, 4.25%, 4/15/40 (b)		1,115	1,160,101

			19,781,720

Total Corporate Bonds — 50.8%			327,655,493

See Notes to Financial Statements.

26	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value

Hellenic Republic Government Bond:
4.30%, 3/20/12	EUR	2,295	$2,642,418
4.60%, 5/20/13		1,425	1,596,895
Series 5YR, 6.10%, 8/20/15		1,630	1,828,805
Inter-American Development Bank, Series GDIF, 1.50%, 6/23/11 (d)	USD	4,885	4,927,782
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13 (d)		2,925	3,128,150
Province of Ontario Canada:
0.93%, 5/22/12 (a)		3,270	3,292,645
4.10%, 6/16/14		3,635	3,872,489

Total Foreign Agency Obligations — 3.3%			21,289,184

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 8.6%
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 5.15%, 3/25/58 (a)(b)	2,113		2,110,642
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.53%, 5/17/60 (a)(b)	3,705		3,705,000
Arran Residential Mortgages Funding Plc, Series 2007-3A, Class A1B, 0.29%, 9/16/36 (a)(b)	746		745,171
Bank of America Mortgage Securities, Inc. (a):
Series 2003-J, Class 2A1, 3.61%, 11/25/33	1,227		1,195,891
Series 2004-A, Class 2A2, 3.52%, 2/25/34	758		688,695
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.20%, 12/25/35 (a)(b)(f)	50		50,368
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 2A1, 3.18%, 12/20/35 (a)	2,800		1,981,597
Fosse Master Issuer Plc, Series 2006-1A, Class A2, 0.36%, 10/18/54 (a)(b)	1,838		1,828,873
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.37%, 1/25/35 (a)	5,954		5,184,177
Gracechurch Mortgage Financing Plc, Series 2007-1A, Class 2A1, 0.50%, 11/20/56 (a)(b)	48		47,614
Holmes Master Issuer Plc, Series 2007-2A, Class 3A1, 0.38%, 7/15/21 (a)	2,265		2,231,328
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 0.58%, 7/25/35 (a)(b)	5,129		3,754,876
Lanark Master Issuer Plc, Series 2007-1X, Class 2A1, 0.58%, 12/22/54	322		322,083
Morgan Stanley Reremic Trust, Series 2010-R5, Class 5A, 0.57%, 1/26/37 (b)	2,150		1,956,500
Ocwen Residential MBS Corp., Series 1998-R2, Class AP, 12.98%, 11/25/34 (a)(b)	93		18,614
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.64%, 5/25/35 (a)	1,952		1,281,369
Salomon Brothers Mortgage Securities VI, Inc., Series 1986-1, Class A, 6.00%, 12/25/11	—	(g)	22
Station Place Securitization Trust, Series 2009-1, Class A, 1.84%, 1/25/40 (a)	3,110		3,110,000
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22	4		4,002
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 5.69%, 4/25/37 (a)	4,896		3,984,422

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Thornburg Mortgage Securities Trust (a):
Series 2006-4, Class A2B, 0.46%, 7/25/36	USD	1,411	$1,384,320
Series 2006-5, Class A1, 0.46%, 10/25/46		6,372	6,205,301
Series 2006-6, Class A1, 0.45%, 11/25/46		7,134	6,930,256
Series 2007-1, Class A2B, 0.44%, 3/25/37		2,388	2,302,509
Series 2007-1, Class A3A, 0.44%, 3/25/37		1,869	1,816,460
Series 2007-2, Class A2A, 0.47%, 6/25/37		2,564	2,402,769
Walsh Acceptance, Series 1997-2, Class A, 2.34%, 3/01/27 (a)		29	3,516
WaMu Mortgage Pass-Through Certificates, Series 2000-1, Class B1, 0.74%, 1/25/40 (a)(b)		4	757

			55,247,132

Commercial Mortgage-Backed Securities — 14.5%
Banc of America Commercial Mortgage, Inc., Class A2:
Series 2001-PB1, 5.79%, 5/11/35		2,560	2,640,870
Series 2007-4, 5.55%, 2/10/51 (h)		14,000	14,466,389
CS First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 2/15/34		1,257	1,278,429
Series 2002-CKS4, Class A1, 4.49%, 11/15/36		1,144	1,154,579
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB, 5.39%, 1/15/46 (a)		1,800	1,902,742
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33		748	748,894
GE Capital Commercial Mortgage Corp., Class A2:
Series 2001-1, 6.53%, 5/15/33		8,968	9,199,542
Series 2001-3, 6.07%, 6/10/38		4,655	4,865,629
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2, 6.70%, 4/15/34		4,921	5,099,101
GS Mortgage Securities Corp. II, Series 2004-C1, Class A2, 4.32%, 10/10/28		1,389	1,397,173
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 3/15/33		10,320	10,482,190
LB-UBS Commercial Mortgage Trust, Class A2:
Series 2000-C4, 7.37%, 8/15/26		475	476,026
Series 2004-C4, 4.57%, 6/15/29 (a)		1,347	1,363,603
Morgan Stanley Capital I, Series 2006-IQ11, Class A2, 5.69%, 10/15/42 (a)(h)		15,000	15,281,214
Morgan Stanley Dean Witter Capital I, Series 2000-LIF2, Class A2, 7.20%, 10/15/33		781	783,805
PNC Mortgage Acceptance Corp., Class A2 (f):
Series 2000-C2, 7.30%, 10/12/33		1,304	1,309,865
Series 2001-C1, 6.36%, 3/12/34		1,565	1,605,234
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1, 5.67%, 8/15/39 (a)		4,020	4,139,832
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.29%, 4/15/34 (h)		14,500	15,360,452

			93,555,569

Total Non-Agency Mortgage-Backed Securities — 23.1%			148,802,701

Taxable Municipal Bonds

New York State Urban Development Corp., RB, State Personal Income Tax, 2.48%, 12/15/13	5,815	5,905,482
State of California, GO, Taxable, Various Purpose 3, Mandatory Put Bonds, 5.65%, 4/01/39	4,075	4,325,001

Total Taxable Municipal Bonds — 1.6%		10,230,483

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	27

Schedule of Investments (continued)	Short-Term Bond Master Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations — 1.0%
Fannie Mae:
5.25%, 8/01/12 (d)	USD	5,960	$6,425,595
3.00%, 9/16/14		295	306,320

			6,731,915

Collateralized Mortgage Obligations — 2.2%
Fannie Mae Mortgage-Backed Securities:
Series 2003-52, Class LC, 4.50%, 10/25/16		2,231	2,298,606
Series 2006-25, Class TA, 6.00%, 11/25/29		1,432	1,459,231
Series 2006-M2, Class A1A, 4.86%, 8/25/16		2,186	2,264,393
Series 2901, Class KA, 5.00%, 9/15/32		3,155	3,310,527
Freddie Mac Mortgage-Backed Securities, Series 2724, Class PD, 5.00%, 4/15/21		4,605	4,846,726

			14,179,483

Federal Deposit Insurance Corporation Guaranteed — 3.7%
Citigroup Funding, Inc. (d):
1.38%, 5/05/11		4,725	4,756,157
2.25%, 12/10/12		2,440	2,495,829
General Electric Capital Corp. (d):
1.80%, 3/11/11		5,760	5,814,939
2.63%, 12/28/12		3,200	3,301,520
JPMorgan Chase & Co., 2.20%, 6/15/12 (d)		2,965	3,028,154
Morgan Stanley, 2.25%, 3/13/12 (d)		4,470	4,568,014

			23,964,613

Interest Only Mortgage-Backed Securities — 0.5%
Fannie Mae Mortgage-Backed Securities, 5.05%, 8/01/35		2,890	3,012,461

Mortgage-Backed Securities — 4.0%
Fannie Mae Mortgage-Backed Securities (d):
5.00%, 12/01/21		9,768	10,483,509
5.50%, 11/01/17 – 12/01/18		12,016	12,962,497
6.50%, 4/01/21		1,372	1,481,666
Freddie Mac Mortgage-Backed Securities, 5.50%, 10/01/17		868	934,301

			25,861,973

Total U.S. Government Sponsored Agency Securities — 11.4%			73,750,445

U.S. Treasury Obligations

U.S. Treasury Notes:
1.00%, 4/30/12 (d)	18,690	18,775,413
0.63%, 5/31/12	12,045	12,037,532
1.38%, 5/15/13	5,735	5,756,965
2.00%, 5/31/15	23,050	23,078,813

Total U.S. Treasury Obligations — 9.3%		59,648,723

Total Long-Term Investments (Cost — $784,187,911) — 122.2%		787,332,427

Short-Term Securities	Par (000)		Value

Foreign Government Obligations Canada — 0.5%
Province of Ontario Canada, 2.75%, 2/22/11	USD	3,000	$3,040,842

Greece — 0.2%
Hellenic Treasury Bill, 3.23%, 7/16/10 (i)	EUR	1,105	1,346,760

Total Foreign Government Obligations — 0.7%			4,387,602

Time Deposits
United States — 5.7%
Brown Brothers Harriman & Co., 0.00%, 6/01/10	USD	37,037	37,036,541

Total Time Deposits — 5.7%			37,036,541

Total Short-Term Securities (Cost — $41,544,885) — 6.4%			41,424,143

Options Purchased	Contracts

Exchange-Traded Put Options — 0.0%
Euro-Dollar 1-Year Mid-Curve Options, Strike Price USD 98.50, expires 6/11/10	226	15,538

Total Options Purchased (Cost — $65,664) — 0.0%		15,538

Total Investments Before Outstanding TBA Sale Commitments and Options Written (Cost — $825,798,460*) — 128.6%		828,772,108

TBA Sale Commitments (j)	Par (000)

Fannie Mae Mortgage-Backed Securities, 5.50%, 11/01/17	USD	200	(214,750)

Total TBA Sale Commitments (Proceeds — $213,094) — (0.0)%			(214,750)

Options Written	Contracts

Exchange-Traded Put Options — (0.0)%
Euro-Dollar Future, Strike Price USD 98.25, expires 9/13/10	171		(20,306)

Over-the-Counter Call Swaptions — (0.0)%
Sold credit default protection on Dow Jones CDX North America Investment Grade Index and receive 1.00%, expires 6/16/10, Broker Morgan Stanley Capital Services, Inc.	19	(k)	(31,823)

Over-the-Counter Put Swaptions — (0.0)%
Sold credit default protection on Dow Jones CDX North America Investment Grade Index and receive 1.40%, expires 6/16/10, Broker Morgan Stanley Capital Services, Inc.	19	(k)	(57,254)

Total Options Written (Premiums Received — $233,933) — 0.0%			(109,383)

Total Investments, Net of Outstanding TBA Sale Commitments and Options Written — 128.6%			828,447,975
Liabilities in Excess of Other Assets — (28.6)%			(184,117,301)

Net Assets — 100.0%			$644,330,674

See Notes to Financial Statements.

28	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Schedule of Investments (continued)	Short-Term Bond Master Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$825,798,460

Gross unrealized appreciation	$14,151,198
Gross unrealized depreciation	(11,177,550)

Net unrealized appreciation	$2,973,648

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par (000) Held at May 31, 2009	Par (000) Purchased	Par (000) Sold	Par (000) Held at May 31, 2010	Value at May 31, 2010	Realized Gain (Loss)	Income

BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.20%, 12/25/35	$56	—	$(6)	$50	$50,368	$33	$2,533
PNC Mortgage Acceptance Corp., Series 2000-C2, Class A2, 7.30%, 10/12/33	$4,077	—	$(2,773)	$1,304	$1,309,865	$(55,144)	$237,015
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2, 6.36%, 3/12/34	$1,700	—	$(135)	$1,565	$1,605,234	$(3,135)	$104,408

(g)	Amount is less than $1,000.

(h)	All or a portion of security has been pledged as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) Program.

(i)	Rate shown is the discount rate at the time of purchase.

(j)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Depreciation

Citigroup Global Markets, Inc.	$(214,750)	$(1,656)

(k)	One contract represents a notional amount of $1 million.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of May 31, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 23,180,625	EUR 18,470,500	BNP Paribas	7/14/10	$502,761
USD 1,335,641	EUR 1,065,000	Citibank NA	7/14/10	28,046
USD 3,646,005	GBP 2,356,500	Royal Bank of Scotland	7/28/10	237,647

Total				$768,454

•	Reverse repurchase agreements outstanding as of May 31, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

BNP Paribas Securities	0.35%	10/14/09	Open	$7,853,445	$7,836,000
Barclays Capital Inc.	0.24%	3/04/10	Open	6,297,082	6,294,282
Credit Suisse Securities (USA), Inc.	0.24%	3/04/10	Open	4,654,069	4,651,999
Credit Suisse Securities (USA), Inc.	0.24%	3/08/10	Open	3,210,276	3,208,760
Credit Suisse Securities (USA), Inc.	0.24%	3/16/10	Open	10,106,777	10,102,024
BNP Paribas Securities	0.11%	5/13/10	6/01/10	14,369,472	14,368,681
Bank of America, NA	0.24%	5/13/10	6/14/10	24,019,123	24,014,000
Barclays Capital, Inc.	0.24%	5/14/10	Open	5,442,891	5,442,256
Barclays Capital, Inc.	0.37%	5/14/10	Open	15,947,813	15,945,488
RBS Securities Inc.	0.30%	5/14/10	Open	11,225,902	11,224,379
RBS Securities Inc.	0.32%	5/14/10	Open	7,956,373	7,955,312
Credit Suisse Securities (USA), Inc.	0.15%	5/27/10	6/02/10	4,391,498	4,391,406

Total				$115,474,721	$115,434,587

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	29

Schedule of Investments (concluded)	Short-Term Bond Master Portfolio

•	Financial futures contracts purchased as of May 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Appreciation

710	2-Year U.S.	September 2010	$154,677,405	$202,439
	Treasury Bond

•	Financial futures contracts sold as of May 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Appreciation

603	5-Year U.S. Treasury Bond	September 2010	$70,491,608	$138,467
51	10-Year U.S. Treasury Bond	September 2010	$6,142,599	28,974

Total				$167,441

•	Credit default swaps on single-name issuers – buy protection outstanding as of May 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

The Hershey Co.	1.00%	Credit Suisse International	December 2014	USD 2,900	$(25,799)
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	December 2016	USD 2,500	(3,569)

Total					$(29,368)

•	Interest rate swaps outstanding as of May 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

0.80%(a)	3-month LIBOR	JPMorgan Chase Bank NA	March 2011	USD 45,000	$(36,520)
3.74%(a)	3-month LIBOR	Citibank NA	April 2020	USD 19,400	618,464
3.96%(b)	3-month LIBOR	Deutsche Bank AG	April 2020	USD 19,100	(972,515)

Total					$(390,571)

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of May 31, 2010 in determining the fair valuation of the Portfolio’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Asset-Backed Securities	—	$124,050,109	$21,905,289	$145,955,398
Corporate Bonds	—	327,655,493	—	327,655,493
Foreign Agency Obligations	—	21,289,184	—	21,289,184
Non-Agency Mortgage-Backed Securities	—	139,911,089	8,891,612	148,802,701
Taxable Municipal Bonds	—	10,230,483	—	10,230,483
U.S. Government Sponsored Agency Securities	—	73,750,445	—	73,750,445
U.S. Treasury Obligations	—	59,648,723	—	59,648,723
Short-Term Securities	—	41,424,143	—	41,424,143
Liabilities:
TBA Sale Commitments	—	(214,750)	—	(214,750)

Total	—	$797,744,919	$30,796,901	$828,541,820

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	$385,418	$1,386,918	—	$1,772,336
Liabilities	(20,306)	(37,792,045)	—	(37,812,351)

Total	$365,112	$(36,405,127)	—	$(36,040,015)

[1]

Other financial instruments are foreign currency exchange contracts, swaps, financial futures contracts, options and TALF loans. Foreign currency exchange contracts, swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options and TALF loans are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Asset-Backed Securities	Non-Agency Mortgage- Backed Securities	Total

Balance, as of May 31, 2009	$15,669,287	$17,427,825	$33,097,112
Accrued discounts/premiums	(1,102,285)	—	(1,102,285)
Net realized gain (loss)	(140,857)	(895,755)	(1,036,612)
Change in unrealized appreciation/depreciation[2]	1,474,693	1,711,891	3,186,584
Net purchases (sales)	(3,075,961)	(18,179,055)	(21,255,016)
Net transfers in/out	9,080,412	8,826,706	17,907,118

Balance, as of May 31, 2010	$21,905,289	$8,891,612	$30,796,901

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at May 31, 2010 was $1,639,549.

See Notes to Financial Statements.

30	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Statement of Assets and Liabilities	Short-Term Bond Master Portfolio

May 31, 2010

Assets

Investments at value — unaffiliated (cost — $822,817,244)	$825,806,641
Investments at value — affiliated (cost — $2,981,216)	2,965,467
Foreign currency at value (cost — $1,691)	1,616
Cash pledged for financial futures contracts	596,000
Cash pledged for reverse repurchase agreements	100,000
Unrealized appreciation on foreign currency exchange contracts	768,454
Unrealized appreciation on swaps	618,464
Interest receivable	5,731,505
Contributions receivable from investor	1,464,544
TBA sale commitments receivable	213,094
Swaps receivable	155,986
Swaps premiums paid	38,445
Margin variation receivable	16,021
Principal paydown receivable	251
Prepaid expenses	13,264

Total assets	838,489,752

Liabilities

Reverse repurchase agreements	115,434,587
TALF loans at value (proceeds — $36,719,724)	36,664,565
Options written at value (premiums received — $233,933)	109,383
Unrealized depreciation on swaps	1,038,403
Investments purchased payable	40,071,468
Swaps payable	252,405
TBA sale commitments at value (proceeds — $213,094)	214,750
Investment advisory fees payable	113,310
Interest expense payable	89,802
Swaps premiums received	81,340
Other affiliates payable	2,382
Directors’ fees payable	542
Other accrued expenses payable	86,141

Total liabilities	194,159,078

Net Assets	$644,330,674

Net Assets Consist of

Investor’s capital	$640,477,875
Net unrealized appreciation/depreciation	3,852,799

Net Assets	$644,330,674

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	31

Statement of Operations	Short-Term Bond Master Portfolio

Year Ended May 31, 2010

Investment Income

Interest	$26,146,211
Income — affiliated	343,956

Total income	26,490,167

Expenses

Investment advisory	1,243,412
Accounting services	235,223
Professional	89,958
Borrowing costs[1]	73,560
Custodian	69,803
Directors	32,301
Printing	7,568
Miscellaneous	71,019

Total expenses excluding interest expense	1,822,844
Interest expense	1,008,036

Total expenses	2,830,880

Net investment income	23,659,287

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(8,272,429)
Investments — affiliated	(58,246)
Financial futures contracts	(1,824,930)
Swaps	498,530
Options written	1,513,727
Foreign currency transactions	3,430,631

(4,712,717)

Net change in unrealized appreciation/depreciation on:
Investments	43,325,635
Financial futures contracts	383,006
TALF loans	55,159
Swaps	(544,575)
Options written	131,327
Foreign currency transactions	874,760

44,225,312

Total realized and unrealized gain	39,512,595

Net Increase in Net Assets Resulting from Operations	$63,171,882

1 See Note 5 of the Notes to Financial Statements for details on borrowings.

See Notes to Financial Statements.

32	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Statements of Changes in Net Assets	Short-Term Bond Master Portfolio

	Year Ended May 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$23,659,287	$26,601,796
Net realized loss	(4,712,717)	(20,153,122)
Net change in unrealized appreciation/depreciation	44,225,312	(25,843,561)

Net increase (decrease) in net assets resulting from operations	63,171,882	(19,394,887)

Capital Transactions

Proceeds from contributions	213,180,578	149,295,648
Value of withdrawals	(165,785,941)	(280,854,827)

Net increase (decrease) in net assets derived from capital transactions	47,394,637	(131,559,179)

Net Assets

Total increase (decrease) in net assets	110,566,519	(150,954,066)
Beginning of year	533,764,155	684,718,221

End of year	$644,330,674	$533,764,155

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	33

Statement of Cash Flows	Short-Term Bond Master Portfolio

Year Ended May 31, 2010

Cash Used for Operating Activities

Net increase in net assets resulting from operations	$63,171,882
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(399,860)
Increase in swap receivable	(55,773)
Decrease in other assets	12,025
Increase in margin variation receivable	(16,021)
Decrease in prepaid expenses	39,166
Increase in cash pledged for financial futures contracts	(596,000)
Increase in cash pledged for reverse repurchase agreements	(100,000)
Increase in investment advisory payable	18,920
Increase in interest expense payable	69,600
Decrease in other affiliates payable	(2,365)
Increase in accrued expenses payable	7,249
Decrease in margin variation payable	(187,932)
Increase in swaps payable	152,133
Decrease in directors payable	(37)
Net periodic and termination payments of swaps	513,186
Net realized and unrealized gain	(33,424,237)
Amortization of premium and discount on investments	1,675,331
Premiums received from options written	2,888,701
Proceeds from sales and paydowns of long-term investments	924,426,677
Purchases of long-term investments	(1,003,448,419)
Net purchases of short-term securities	(34,478,555)
Premiums paid on closing options written	(2,691,122)

Cash used for operating activities	(82,425,451)

Cash Provided by Financing Activities

Cash receipts from contributions from investor	212,243,028
Cash payments from withdrawals to investor	(165,785,941)
Cash receipts from borrowings	673,980,103
Cash payments from borrowings	(638,011,327)

Cash provided by financing activities	82,425,863

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(155)

Cash

Net increase in cash	257
Cash and foreign currency at beginning of year	1,359

Cash and foreign currency at end of year	$1,616

Cash Flow Information

Cash paid during the year for interest	$938,436

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

34	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Financial Highlights	Short-Term Bond Master Portfolio

	Year Ended May 31,		Period July 1, 2007 to	Year Ended June 30,
			May 31,
	2010	2009	2008	2007	2006	2005

Total Investment Return

Total investment return	11.64%	(2.34)%	2.76%[1]	5.03%	2.50%	2.80%

Ratios to Average Net Assets

Total expenses	0.48%	0.31%	0.28%[2]	0.28%	0.28%	0.28%

Total expenses excluding interest expense	0.31%	0.29%	0.28%[2]	0.28%	0.28%	0.28%

Net investment income	3.99%	4.57%	4.83%[2]	4.60%	4.00%	3.34%

Supplemental Data

Net assets, end of period (000)	$644,331	$533,764	$684,718	$676,701	$678,830	$726,534

Portfolio turnover	130%[3]	143%[4]	230%[5]	108%	80%	75%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 126%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 89%.

[5]	Includes TBA transactions. Excluding these transactions the portfolio turnover rate would have been 13%.

See Notes to Financial Statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	35

Notes to Financial Statements	Short-Term Bond Master Portfolio

1. Organization and Significant Accounting Policies:

Short-Term Bond Master Portfolio (the “Portfolio”) is a series of Short-Term Bond Master LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. The Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

Asset-Backed and Mortgaged-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Stripped Mortgage-Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements: In a borrowed bond agreement, the Portfolio borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short bond positions. To support the borrowing, the Portfolio’s prime broker or third party broker takes possession of the underlying collateral securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Portfolio’s prime broker is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Portfolio may be delayed or limited.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedule of Investments, if any.

TBA Commitments: The Portfolio may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolio generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Mortgage Dollar Roll Transactions: The Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements and loan payable) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that Portfolio’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolio’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as, interest rate risk, credit risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counter-party risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolio and separately each of its counterparties. The ISDA Master Agreement allows the Portfolio to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counter-party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolio. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counter-party not perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolio may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Portfolio may purchase and write call and put options to increase or decrease its exposure to underlying instruments (interest rate risk and/or credit risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Portfolio purchasing or selling a security at a price different from the current market value. The Portfolio may execute transactions in both listed and OTC options.

Swaps: The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid or received on swaps are recognized as cost and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

•

Interest rate swaps — The Portfolio may enter into interest rate swaps to gain exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest, either fixed or floating, on the same notional principal amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of May 31, 2010

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$1,003,882	Unrealized depreciation on swaps; Options written at value	$1,118,418

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	768,454	Unrealized depreciation on foreign currency exchange contracts	—

Credit contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	29,368

Total		$1,772,336		$1,147,786

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Year Ended May 31, 2010

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions	Total

Interest rate contracts	$(1,824,930)	$544,125	$1,582,085	—	$301,280
Foreign currency exchange contracts	—	—	—	$3,560,625	3,560,625
Credit contracts	—	(45,595)	—	—	(45,595)

Total	$(1,824,930)	$498,530	$1,582,085	$3,560,625	$3,816,310

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions	Total

Interest rate contracts	$383,006	$(515,207)	$(76,397)	—	$(208,598)
Foreign currency exchange contracts	—	—	—	$891,630	891,630
Credit contracts	—	(29,368)	—	—	(29,368)

Total	$383,006	$(544,575)	$(76,397)	$891,630	$653,664

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

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Notes to Financial Statements (continued)	Short-Term Bond Master Portfolio

For the year ended May 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	418
Average number of contracts sold	456
Average notional value of contracts purchased	$81,620,184
Average notional value of contracts sold	$57,301,482
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	4
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$17,162,058
Average US dollar amounts sold	$152,175
Options:
Average number of contracts purchased	281
Average number of contracts written	349
Average notional value of contracts purchased	$34,368,125
Average notional value of contracts written	$115,938,750
Credit default swaps:
Average number of contracts — buy protection	1
Average notional value — buy protection	$2,825,000
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$66,211,176
Average notional value — receives fixed rate	$21,800,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Portfolio entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate 0.21% of the Portfolio’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended May 31, 2010, the Portfolio reimbursed the Manager $14,327 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended May 31, 2010, were $587,368,376 and $526,913,429, respectively.

Purchases and sales of US government securities for the year ended May 31, 2010, were $476,095,547 and $429,708,228, respectively.

For the year ended May 31, 2010, purchases and sales of mortgage dollar rolls were $25,571,369 and $25,271,070, respectively.

Transactions in options written for the year ended May 31, 2010 were as follows:

	Calls		Puts

	Contracts*	Premiums Received	Contracts*	Premiums Received

Options outstanding, beginning of year	183	$652,450	100	$897,630
Options written	42	1,219,443	396	1,669,258
Options closed	(206)	(1,838,101)	(239)	(2,028,973)
Options expired	—	—	(67)	(337,774)

Options outstanding, end of year	19	$33,792	190	$200,141

*	One contract represents notional amounts of $1 million or $2,500.

5. Borrowings:

During the year ended May 31, 2010, the Portfolio borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Portfolio posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as TALF loans at value on the Statement of Assets and Liabilities. The following is a summary of the outstanding TALF loans and related information as of May 31, 2010:

Number of Loans	Aggregate Value of Loans	Range of Maturity Dates	Range of Interest Rates	Value of Eligible Securities

3	$36,719,724	10/29/12 – 11/25/14	2.86% – 3.87%	$45,108,055

42	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Notes to Financial Statements (concluded)	Short-Term Bond Master Portfolio

The non-recourse provision of the TALF loans allows the Portfolio to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Portfolio can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Portfolio paid to the FRBNY a one time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Portfolio and is included in borrowing costs in the Statement of Operations. The Portfolio also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations.

Since the Portfolio has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Portfolio associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Portfolio.

The Portfolio has elected to account for the outstanding TALF loans at fair value. The Portfolio elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. TALF loans are valued utilizing quotations received from a board approved pricing service. TALF-eligible ABS/CMBS value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing TALF loans is reflected in the Statement of Operations.

For the year ended May 31, 2010 the Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements, treasury rolls and TALF loans was approximately $152,638,828 and the daily weighted average interest rate was 0.66%.

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2010.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes has the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

The Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	43

Report of Independent Registered Public Accounting Firm	Short-Term Bond Master Portfolio

To the Board of Directors and Investors of Short-Term Bond Master LLC:

We have audited the accompanying statement of assets and liabilities of Short-Term Bond Master LLC (the “Fund”), comprising Short-Term Bond Master Portfolio, including the schedule of investments, as of May 31, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2006 were audited by other auditors whose report, dated August 9, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC as of May 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period July 1, 2007 to May 31, 2008, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 28, 2010

44	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Short-Term Bond Master Portfolio (the “Master Portfolio”), a series of BlackRock Short-Term Bond Master LLC (the “Master LLC”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Master Portfolio, with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to the Master Portfolio. BlackRock Short-Term Bond Fund (the “Fund”), a series of BlackRock Short-Term Bond Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to herein as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund or the Master Portfolio, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund and the Master Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund, the Master Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Fund’s and/or Master Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s and the Master Portfolio’s investment objective, policies and restrictions; (e) the Fund’s and the Master Portfolio’s compliance with each of their respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s and/or the Master Portfolio’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across BlackRock’s open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Fund and the Master Portfolio, as applicable, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

aggregate amounts paid by the Fund and/or the Master Portfolio to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2011. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund, the Master Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund and the Master Portfolio; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of the portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and the Master Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master Portfolio. BlackRock and its affiliates and significant shareholders provide the Fund and the Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Fund and the Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master Portfolio with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund, Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund and the Master Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was

46	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund and the Master Portfolio, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the principal sources of underperformance came during the credit crisis of 2008, as the Fund was exposed to non-agency mortgage-backed securities, commercial mortgage-backed securities and corporate financials.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund and the Master Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Fund and the Master Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund and the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and the Master Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund and Master Portfolio increase. The Board also considered the extent to which the Fund and Master Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund and Master Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund and Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund and Master Portfolio, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Master Portfolio, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Corporation, on behalf of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	49

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and formerly Trustee thereof from 2003 to 2009; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Formerly Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 97 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

50	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 299 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed- end Funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 299 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	51

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer of the Fund	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.

[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

52	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2010
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK SHORT-TERM BOND FUND	MAY 31, 2010	55

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BR-3070-05/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short-Term Bond Fund	$6,800	$6,800	$0	$0	$6,100	$6,100	$152	$1,028
Short-Term Bond Master Portfolio	$37,300	$37,300	$0	$0	$6,100	$6,100	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short-Term Bond Fund	$17,029	$409,628
Short-Term Bond Master Portfolio	$16,877	$408,600

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 4, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: August 4, 2010